UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2024

Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12770 High Bluff Drive Suite 150 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 949-3681

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The information set forth below under “Preliminary Financial Information for the Year Ended December 31, 2023” in Item 7.01 is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

Preliminary Financial Information for the Year Ended December 31, 2023

On February 14, 2024, GNI Group Ltd., a company incorporated under the laws of Japan with limited liability (“GNI Group”), which holds an indirect controlling interest of Gyre Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release reporting financial results for the quarter and year ended December 31, 2023. GNI Group also disclosed information regarding GNI Group’s and the Company’s financial position and near-term catalysts, including the Company’s expected Investigational New Drug application submission for Hydronidone by end of year 2024 and Beijing Continent Pharmaceuticals Co., Ltd.’s expected last patient observation in 2024 for its Phase 3 clinical trial of Hydronidone in China.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Forward Looking Statements

This report and the press release attached as an exhibit contain forward-looking statements that pertain to future operating performance and that are not historic facts. Forward-looking statements may include, but are not limited to, words such as “believe,” “plan,” “strategy,” “expect,” “forecast,” “possibility” and similar words that describe future operating activities, business performance, events or conditions. Forward-looking statements, whether spoken or written, are based on judgments made by the management of GNI Group and/or the Company, based on information that is currently available to it. As such, these forward-looking statements are subject to various risks and uncertainties, and actual business results may vary substantially from the forecasts expressed or implied in forward-looking statements. Consequently, investors are cautioned not to place undue reliance on forward-looking statements.

Notice of Dismissal of Catalyst Biosciences, Inc.
Litigation and Agreement Upon Attorneys’ Fees

On December 26, 2022, Catalyst Biosciences, Inc. (“Catalyst”), now known as Gyre Therapeutics, Inc. (the “Company”), entered into a Business Combination Agreement, as amended on March 29, 2023 and August 30, 2023 (the “Business Combination Agreement”), by and among Catalyst, GNI USA, Inc., a Delaware corporation (“GNI USA”), GNI Group Ltd., a company incorporated under the laws of Japan with limited liability (“GNI Group”), GNI Hong Kong Limited, a company incorporated under the laws of Hong Kong with limited liability (“GNI HK”), Shanghai Genomics, Inc., a company organized under the laws of the People’s Republic of China (“Shanghai Genomics”), the Minority Holders (as defined therein) and Continent Pharmaceuticals Inc., a Cayman Islands company limited by shares (“CPI”) (such transactions contemplated by the Business Combination Agreement, collectively, the “Contributions”). Pursuant to the terms of the Business Combination Agreement, at the Closing (as defined below), Catalyst acquired an indirect controlling interest in Beijing Continent Pharmaceuticals Co., Ltd. (“BC”), a company organized under the laws of the People’s Republic of China (the “PRC”).

On March 30, 2023, Catalyst filed a Proxy Statement on Schedule 14A (as further amended on May 15, 2023, June 26, 2023, July 12, 2023, and July 20, 2023, the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the transactions pursuant to the Business Combination Agreement (the “Transactions”).

On April 6, 2023, Stephen Bushansky, a stockholder of the Company (“Bushansky”), filed a putative class action lawsuit in the Delaware Court of Chancery (the “Court”) captioned Bushansky v. Catalyst Biosciences, Inc., et al., Case No. 2023-0403-MTZ (the “Bushansky Action”) and named as defendants Catalyst and each director then serving on Catalyst’s board of directors (the “Pre-Transactions Board”). The Bushansky complaint alleged, among other things, that the Pre-Transactions Board violated its fiduciary duties under Delaware law by failing to disclose purportedly material information regarding the proposed Transactions. As relief, the complaint in the Bushansky Action sought, among other things, an injunction against the Transactions, damages and an award of attorneys’ and experts’ fees.

On April 12, 2023, Christopher Scott, a stockholder of the Company (“Scott”), filed a putative class action lawsuit in the Court captioned Scott v. Catalyst Biosciences, Inc., et al., Case No. 2023-0423-MTZ (the “Scott Action”) and named as defendants Catalyst and the Pre-Transactions Board. The Scott complaint alleged, among other things, that the Pre-Transactions Board violated its fiduciary duties under Delaware law by failing to disclose purportedly material information regarding the Transactions. As relief, the complaint in the Scott Action sought, among other things, an injunction against the Transactions, damages and an award of attorneys’ and experts’ fees. Also on April 12, 2023, Scott filed a motion for expedited proceedings and a motion for a preliminary injunction.

Defendants in the Bushansky Action and Scott Action have denied that they committed any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the Bushansky Action and Scott Action, and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties.

After the complaints were filed in the Bushansky Action and Scott Action and without admitting that the allegations in either complaint had any merit, Catalyst determined to amend the Proxy Statement on May 15, 2023, by adding disclosures to address, among other things, the issues raised by Bushansky and Scott, respectively, in the Bushansky Action and Scott Action (the “Supplemental Disclosures”).

Following the issuance of the Supplemental Disclosures, on August 29, 2023, Catalyst held a special meeting of stockholders at which the Transactions were approved.

On October 30, 2023, the Transactions contemplated by the Business Combination Agreement were consummated (the “Closing”) and the combined company changed its name from “Catalyst Biosciences, Inc.” to “Gyre Therapeutics, Inc.” (“Gyre”) and the business conducted by the combined company became primarily the business conducted by Gyre, which is a biopharmaceutical company committed to the research, development, manufacturing and commercialization of innovative drugs for the treatment of organ fibrosis.

Following the Closing, the Company engaged in separate discussions with counsel for Bushansky and Scott to resolve their respective anticipated applications for an award of attorney’s fees and expenses in connection with the Supplemental Disclosures (the “Fee and Expense Applications”).

Following negotiations, the Company, while denying any and all liability, and maintaining that the Proxy Statement already contained all material information required for Catalyst’s stockholders to cast an informed vote regarding the Transactions prior to issuance of the Supplemental Disclosures, decided it was in its and its stockholders’ best interests to resolve counsel for Bushansky and Scott’s, respective, anticipated Fee and Expense Applications and avoid further uncertain and costly litigation of the issue by agreeing to pay an aggregate fee of $385,000 to counsel for Bushansky and Scott in full satisfaction of their respective anticipated Fee and Expense Applications. The Court has not been asked to review, and will pass no judgment on, the payment of attorneys’ fees and expenses or their reasonableness.

Counsel for Bushansky is Michael Rogovin, and he may be contacted at 212-682-3025. Counsel for Scott is Richard A. Acocelli, and he may be contacted at 631-204-6187. Counsel for the Company is Jeff Lombard, and he may be contacted at 650-849-5340.

The information in this Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Exhibit Title or Description

99.1	Press Release, dated February 14, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GYRE THERAPEUTICS, INC.

Date: February 14, 2024	By:	/s/ Han Ying, Ph.D.
	Name:	Han Ying, Ph.D.
	Title:	Chief Executive Officer